SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 23, 2000



                           Protective Life Corporation
             (Exact name of registrant as specified in its charter)



Delaware                            1-12332                           95-2492236
(State or Other Jurisdiction      Commission                       (IRS Employer
of Incorporation                 File Number)               Identification No.)


                             2801 Highway 280 South
                            Birmingham, Alabama 35223
                    (Address of Principal Executive Offices,
                               Including Zip Code)


       Registrant's telephone number, including area code: (205) 879-9230

Item 5.       Other Events.

Protective Life Corporation (the "Company") has registered various securities including debt securities (the "Debt Securities") pursuant to Registration
Statement No. 333-80769, as amended (the "Registration Statement"). The securities, including the Debt Securities, were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. On March 20, 2000, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with the underwriter named therein, relating to the offering by the Company of three series of Debt Securities under the Registration Statement:

              (i) $50,000,000 aggregate principal amount of 8.00% Notes due July 1, 2010, (ii) $40,000,000 aggregate principal amount of 8.10% Notes due August 1, 2015 and (iii) $35,000,000 aggregate principal amount of 8.25% Notes due October 1, 2030

(collectively, the "Offered Securities"). The Offered Securities were issued on March 23, 2000 under the Senior Indenture, dated as of June 1, 1994, between the Company and The Bank of New York, as trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 6, dated as of March 20, 2000 (the "Supplemental Indenture"). Each of (i) the Underwriting Agreement, (ii) the Pricing Agreement outlining the terms of the Offered Securities, and (iii) the forms of Offered Securities are being filed as an exhibit to this report.

Item 7.       Financial Statements and Exhibits.


     (c)      Exhibits

     Exhibit
     Number                               Description of Document

    1.1 Underwriting Agreement dated as of March 20, 2000 between the Company and Edward D. Jones & Co.,
                            L.P., as underwriter.
    1.2 Pricing Agreement dated as of March 20, 2000 between the Company and Edward D. Jones & Co., L.P.
    4.1 Form of 8.00% Note due July 1, 2010 issued by the Company under the Indenture.

    4.2 Form of 8.10% Note due August 1, 2015 issued by the Company under the Indenture.

    4.3 Form of 8.25% Note due October 1, 2030 issued by the Company under the Indenture.

    4.4 Supplemental Indenture No. 6 dated as of March 20, 2000 between the Company and The Bank of New
                            York, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PROTECTIVE LIFE CORPORATION


                                                         By: /s/ Deborah J. Long

                                                           Name: Deborah J. Long
                                         Title: Senior Vice President, Secretary
                                                             and General Counsel

(DATE)

                                  EXHIBIT INDEX



  Exhibit
  Number                 Description                                 Page No.
  1.1 Underwriting Agreement dated as of March 20, 2000 between the Company and Edward D. Jones & Co.,
                 L.P., as underwriter.
  1.2 Pricing Agreement dated as of March 20, 2000 between the Company and Edward D. Jones & Co.,
                 L.P.

  4.1 Form of 8.00% Note due July 1, 2010 issued by the Company under the Indenture.
  4.2 Form of 8.10% Note due August 1, 2015 issued by the Company under the Indenture.
  4.3 Form of 8.25% Note due October 1, 2030 issued by the Company under the Indenture.
  4.4 Supplemental Indenture No. 6 dated as of March 20, 2000 between the Company and The Bank of New
                 York, as trustee.






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